CONSENT TO MERGER
(OHI – Adcare – Regional Health Properties, Inc.)

October 2, 2017

GEORGIA LESSOR – BONTERRA/PARKVIEW, INC., a Maryland corporation ("Lessor"), and ADK BONTERRA/PARKVIEW, LLC, a Georgia limited liability company ("Lessee"), are parties to that certain Third Amended and Restated Multiple Facilities Lease dated as of October 29, 2010, as amended by First Amendment to Third Amended and Restated Multiple Facilities Lease dated as of June 14, 2013, and a Second Amendment to Third Amended and Restated Multiple Facilities Lease dated as of September 1, 2015 (as amended, the "Master Lease").

Capitalized terms used, but not defined, in this Consent to Merger (this "Consent") shall have the meaning given to such terms in the Master Lease.

Lessee has notified Lessor that AdCare Health Systems, Inc. ("AdCare") merged as of October 2, 2017 (the "Merger") with and into Regional Health Properties, Inc., a Georgia corporation ("RHP"), with RHP as the surviving entity. RHP was a wholly owned subsidiary of AdCare. In connection with the merger, the existing board of directors and executive officers of AdCare immediately prior to the Merger became the board of directors and executive officers, respectively, of RHE following the Merger.

Lessee hereby represents and warrants as of the date of this Consent that no Event of Default or Unmatured Event of Default exists, has occurred or is continuing under the Master Lease and the other Transaction Documents.

Pursuant to Section 8.8 of the Master Lease, the Merger requires the consent of Lessor. Subject to, and conditioned upon, the receipt of fully executed counterparts to this Consent to Merger, Lessor hereby consents to the Merger. Lessor's consent pursuant to this Agreement does not and shall not be deemed to, constitute, or be construed as, consent to any future or further assignment, merger, Transfer or other transaction.

Each of Lessee and its Affiliates hereby releases and forever discharges each of Lessor and its respective successors, assigns, agents, shareholders, directors, officers, employees, parent corporations, subsidiary corporations, affiliated corporations, and affiliates, from any and all claims, debts, liabilities, demands, obligations, costs, expenses, actions and causes of action, of every nature and description, whether known or unknown, absolute, mature, or not yet due, liquidated or non-liquidated, contingent, non-contingent, direct, or indirect or otherwise arising prior to the date hereof; provided, however, that such release and discharge shall not release Lessor for failure to comply with the terms and conditions of the Master Lease relating to the period after the date of this Consent.

[SIGNATURE PAGE FOLLOWS]

Signature Page to
CONSENT TO MERGER
(*OHI – Adcare – Regional Health Properties, Inc.*)

LESSOR:

GEORGIA LESSOR – BONTERRA/PARKVIEW, INC.

By: ______________________
Name: Daniel J. Booth
Title: Chief Operating Officer

Signature Page to
CONSENT TO MERGER
(OHI – Adcare – Regional Health Properties, Inc.)

LESSEE:

ADK BONTERRA/PARKVIEW, LLC

By: ____________________
Name: ____________________
Title: ____________________

The undersigned hereby ratify and affirm their respective Guaranties, Pledge Agreements, Security Agreements, Subordination Agreements and other Transaction Documents, and acknowledge and agree that the performance of the Master Lease and obligations described therein are secured by their Guaranties, Pledge Agreements, Security Agreement, Subordination Agreement and other Transaction Documents on the same terms and conditions in effect prior to this Waiver. The undersigned also join in the release granted to Lessor pursuant to this Consent.

REGIONAL HEALTH PROPERTIES, INC., a Georgia corporation, the successor by merger to ADCARE HEALTH SYSTEMS INC.

By: ____________________
Name: ____________________
Title: ____________________

HEARTH & HOME OF OHIO, INC., an Ohio corporation

By: ____________________
Name: ____________________
Title: ____________________